SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      September 17, 2002
                                                 ___________________________


                                 ALICO, INC.
____________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                          59-0906081
____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)           Identification No.)


Post Office Box 338, La Belle, Florida                             33975
___________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (863) 675-2966
                                                 _________________________

Item 5.  Other Events

   Incorporated by reference is a press release issued by the Registrant on September 17, 2002 and was attached as Exhibit 01 to the Form 8-K filing on Septembe 17, 2002, providing information concerning the Registrant's announcement of a land sale in Lee County Florida for $6 million.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued September 17, 2002.




                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALICO, INC.
                                          (Registrant)



                                               /s L. Craig Simmons
September 17, 2002                         By__________________________________
__________________                          L. Craig Simmons, CFO
Date                                       (Signature)

EXHIBIT INDEX


Exhibit
Number                           Description

01 Press release issued September 17, 2002

AGRI-INSURANCE COMPANY, LTD. ENTERS INTO A CONTRACT TO SELL 40 ACRES NEAR FLORIDA GULF COAST UNIVERSITY


La Belle, FL. (September 17, 2002) - Ben Hill Griffin III, Chief Executive Officer and Chairman of the Board of Alico, Inc. (ALCO), announced today that Agri-Insurance Company, Ltd., a wholly owned subsidiary of Alico, Inc., has entered into a contract to sell 40 acres in Lee County, Florida.
The contract sales price is $6 million and, under the terms of the agreement, the closing could occur before the end of January 2003. The property is located on Ben Hill Griffin Parkway, south of Alico Road.